DELAWARE VIP® TRUST

Delaware VIP Diversified Income Series (the "Series")

Supplement to the Series' Standard Class and Service Class
 Summary and Statutory Prospectuses dated May 1, 2017

On Nov. 15, 2017, the Board of Trustees of Delaware VIP Trust voted to decrease the Series' investment authority limitations for high yield securities, emerging markets securities, foreign securities and foreign currency. These changes will be effective sixty (60) days after the date of this Supplement.

The following replaces the information in the Series' summary prospectus sections entitled "What are the Series' principal investment strategies?" and the Series' statutory prospectus sections entitled "Series summary — What are the Series' principal investment strategies?"

What are the Series' principal investment strategies?

The Series allocates its investments principally among the following four sectors of the fixed income securities markets: the US investment grade sector, the US high yield sector, the international developed markets sector, and the emerging markets sector. Under normal circumstances, the Series will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities (80% policy). The Series' investment manager, Delaware Management Company (Manager), will determine how much of the Series to allocate to each of the four sectors, based on its evaluation of economic and market conditions and its assessment of the returns and potential for appreciation that can be achieved from investments in each of the four sectors. The Manager will periodically reallocate the Series' assets as deemed necessary.

Under normal circumstances, between 5% and 35% of the Series' net assets will be allocated to the US high yield sector. The Series' investments in emerging markets will, in the aggregate, be limited to no more than 20% of the Series' net assets. The Series will limit its investments in foreign securities to no more than 40% of its net assets, but total non-US-dollar currency will be limited, in the aggregate, to 20% of its net assets. The Series will hedge its foreign currency exposure by entering into forward foreign currency contracts.

The Series may hold a substantial portion of its assets in cash or short-term fixed income obligations in unusual market conditions to meet redemption requests, for temporary defensive purposes, or for a pending investment. The Series may also use a wide range of derivatives instruments, typically including options, futures contracts, options on futures contracts, and swaps. The Series will use derivatives for both hedging and nonhedging purposes. For example, the Series may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against bond defaults, to manage credit exposure, or to enhance total return; and index swaps to enhance return or to effect diversification. The Series will not use derivatives for reasons inconsistent with its investment objective.

The Series' 80% policy is nonfundamental and may be changed without shareholder approval. Series shareholders would be given at least 60 days' notice prior to any such change.

The sections of the Series' statutory prospectuses entitled "How we manage the Series – Our principal investment strategies" is deleted and replaced with the following:

Our principal investment strategies

The Manager researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that it believes are the best investments for the Series. The following are descriptions of how the portfolio management team pursues the Series' investment objective.

The Series allocates its investments principally among the US investment grade, US high yield, international developed markets, and emerging markets sectors. The relative proportion of the Series' assets to be allocated among these sectors is described below:

US investment grade sector
Under normal circumstances, there is no limit to the amount of the Series' total assets that will be invested in the US investment grade sector. In managing the Series' assets allocated to the investment grade sector, the Manager will invest principally in debt obligations issued or guaranteed by the US government, its agencies or instrumentalities, and by US corporations. The corporate debt obligations in which the Series may invest include bonds, notes, debentures, and commercial paper of US companies. The US government securities in which the Series may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the US government, and by various agencies or instrumentalities which have been established or sponsored by the US government.

The investment grade sector of the Series' assets may also be invested in mortgage-backed securities issued or guaranteed by the US government, its agencies or instrumentalities, or by government-sponsored corporations. Other mortgage-backed securities in which the Series may invest are issued by certain private, nongovernment entities. Subject to quality limitations, the Series may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle, and other loans, wholesale dealer floor plans, and leases.

Securities purchased by the Series within this sector will be rated in one of the four highest rating categories or will be unrated securities that the Manager determines are of comparable quality.

US high yield sector
Under normal circumstances, between 5% and 35% of the Series' net assets will be allocated to the US high yield sector. The Manager will invest the Series' assets that are allocated to the domestic high yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Series may invest in domestic corporate debt obligations, including notes, which may be convertible or nonconvertible, commercial paper, units consisting of bonds with stock or warrants to buy stock, attached debentures, convertible debentures, zero coupon bonds, and payment-in-kind securities. The Series also may invest in mortgage-backed and asset-backed securities in the US high yield sector.

The Series will invest in both rated and unrated high yield bonds. Unrated high yield bonds may be more speculative in nature than rated high yield bonds.

International developed markets sector
Under normal circumstances, between 5% and 40% of the Series' net assets will be invested, in the aggregate, in the international developed markets and emerging markets sectors. The international developed markets sector invests primarily in fixed income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in international developed markets. These fixed income securities may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-American Development Bank, and the Asian Development Bank.

The Series may invest in sponsored and unsponsored American depositary receipts (ADRs), European depositary receipts (EDRs), or global depositary receipts (GDRs). The Series may also invest in zero coupon bonds and may purchase shares of other investment companies.

The Series may invest in both rated and unrated foreign securities.

The Series may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the euro. The Series may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to facilitate or expedite settlement of Series transactions and to minimize currency value fluctuations. The Manager will limit its investments in foreign securities to no more than 40% of the Series' total assets, but total non-US-dollar currency will be limited, in the aggregate, to no more than 20% of the Series' net assets. The Series will hedge its foreign currency exposure by entering into forward foreign currency contracts. Currency considerations carry a special risk for a portfolio that allocates a significant portion of its assets to foreign securities.

Emerging markets sector
The Series may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries. As with the international sector, the fixed income securities in the emerging markets sector may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. In addition to the risks associated with investing in all foreign securities, emerging markets debt is subject to specific risks, particularly those that result from emerging markets generally being less stable, politically and economically, than developed markets. There is substantially less publicly available information about issuers in emerging markets than there is about issuers in developed markets, and the information that is available tends to be of a lesser quality. Also, emerging markets are typically less mature, less liquid, and subject to greater price volatility than are developed markets.

The Series' investment objective is nonfundamental. This means that the Series' Board of Trustees (Board) may change the objective without obtaining shareholder approval. If the objective were changed, the Series would notify shareholders at least 60 days before the change became effective.

The section of the statutory prospectuses entitled "How we manage the Series — The securities in which the Series typically invests — High yield corporate bonds (junk bonds)" is deleted and replaced with the following:

High yield corporate bonds (junk bonds)

High yield corporate bonds are debt obligations issued by a corporation and rated below investment grade (lower than BBB- by S&P and lower than Baa3 by Moody's, or similarly rated by another NRSRO). High yield bonds, also known as "junk bonds," are issued by corporations that have lower credit quality and may have difficulty repaying principal and interest.

How the Series uses them: The Series may invest up to 35% of its total assets in below-investment-grade securities. The Manager carefully evaluates an individual company's financial situation, its management, the prospects for its industry, and the technical factors related to its bond offering. The Manager's goal is to identify those companies that it believes will be able to repay their debt obligations in spite of poor ratings. The Series may invest in unrated bonds if the Manager believes their credit quality is comparable to the rated bonds in which the Series is permitted to invest. Unrated bonds may be more speculative in nature than rated bonds.

The section of the statutory prospectuses entitled "How we manage the Series — The risks of investing in the Series — Credit risk" is deleted and replaced with the following:

Credit risk

Credit risk is the risk that an issuer of a debt security, including a governmental issuer or an entity that insures the bond, may be unable to make interest payments and/or repay principal in a timely manner.

Changes in an issuer's financial strength or in a security's credit rating may affect a security's value, which would impact portfolio performance.

How the Series strives to manage it: The Manager carefully evaluates the financial situation of each entity whose bonds are held in the portfolio. The Manager also tends to hold a relatively large number of different bonds to minimize the risk should any individual issuer be unable to pay its interest or repay principal. This is a substantial risk for the Series because it may invest up to 35% of its total assets in fixed income securities rated below investment grade.

The section of the statutory prospectuses entitled "How we manage the Series — The risks of investing in the Series — Emerging markets risk" is deleted and replaced with the following:

Emerging markets risk

Emerging markets risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

How the Series strives to manage it: The Manager may invest a portion of the Series' assets in securities of issuers located in emerging markets. The Manager cannot eliminate these risks but will attempt to reduce these risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets, and other relevant factors. The Series' investments in emerging markets will, in the aggregate, be limited to no more than 20% of the Series' total assets.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated February 28, 2018.